                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934



Date of Report
(Date of earliest event reported):  February 20, 1999
                                  -------------------


                                 SEMPRA ENERGY
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            (Exact name of registrant as specified in its charter)

CALIFORNIA                           1-14201                          33-0732627
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(State of incorporation            (Commission                   I.R.S. Employer
or organization                    File Number)               Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA                                      92101
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(Address of principal executive offices)                              (Zip Code)

                                                                  (619) 696-2000
Registrant's telephone number, including area code------------------------------

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        (Former name or former address, if changed since last report.)

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Item 5. Other Events.

        Sempra Energy, a California corporation (the "Company"), has entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 20, 1999, among the Company, Cardinal Acquisition Corp., a California corporation ("Merger Sub"), and K N Energy, Inc., a Kansas corporation ("K N"). Pursuant to the Merger Agreement, among other things, K N will be merged with and into Merger Sub, with Merger Sub as the surviving corporation (the "Merger"). Under the terms of the Merger Agreement, each outstanding share of common stock, par value $5.00 per share, of K N ("K N Common Stock") (other than shares with respect to which dissenters' appraisal rights are perfected under applicable state law) will be converted into the right to receive, at the election of the holder of the K N Common Stock, either (a) .7805 shares of common stock, no par value, of the Company ("Company Common Stock") plus $7.50,
(b) 1.115 shares of Company Common Stock, or (c) $25.00, subject to pro-ration such that 70 percent of K N Common Stock outstanding will be converted into Company Common Stock and 30 percent will be converted into cash. The Merger is conditioned upon, among other things, the approvals of shareholders of the Company and K N and certain regulatory approvals, including approval of the Federal Energy Regulatory Commission and clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Merger Agreement is filed herewith as
Exhibit 2.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

         2.1 Agreement and Plan of Merger, dated as of February 20, 1999, among the Company, Merger Sub and K N.

        99.1   Joint Press Release of the Company and K N, issued February 22,
               1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SEMPRA ENERGY
                                         (Registrant)


Date: February 23, 1999               By: /s/ F. H. Ault
      -----------------                   -----------------------
                                          F. H. Ault
                                          Vice President and Controller
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                                 EXHIBIT INDEX

  2.1 Agreement and Plan of Merger, dated as of February 20, 1999, among the Company, Merger Sub and K N.

 99.1   Joint Press Release of the Company and K N, issued February 22,
        1999.